                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                _______________



                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  July 31, 2001
                                                  -------------



                        Retractable Technologies, Inc.
--------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

          Texas                   000-30885           75-2599762
--------------------------------------------------------------------------------
(State or Other Jurisdiction    (Commission         (IRS Employer
     of Incorporation)          File Number)      Identification No.)

511 Lobo Lane, Little Elm, Texas                                 75068-0009
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)



Registrant's telephone number, including area code  (972) 294-1010
                                                    --------------


                                      None
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5    OTHER EVENTS

     On July 31, 2001, the Registrant issued a press release, a copy of which is attached to this Form 8-K as exhibit 99.1.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


DATE:    August 20, 2001           RETRACTABLE TECHNOLOGIES, INC.
                                   (Registrant)

                                   By:/S/ Thomas J. Shaw
                                      -------------------------------------
                                      THOMAS J. SHAW
                                      CHAIRMAN, PRESIDENT, AND
                                      CHIEF EXECUTIVE OFFICER

                               INDEX TO EXHIBITS


EXHIBIT NO.    DESCRIPTION
-----------    -----------


99.1           Press Release of Retractable Technologies, Inc. issued July 31,
               2001

99.2           First Amendment to National Marketing and Distribution Agreement